                                                                   EXHIBIT 10.13

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. NO SALE OR DISPOSITION OF THIS WARRANT MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

                            ------------------------
                                                                   WARRANT NO. 1

                              VERDANT BRANDS, INC.

                                  COMMON STOCK

                                PURCHASE WARRANT

                     --------------------------------------

     THIS WARRANT to purchase shares of Common Stock, $.01 par value, of the Company (as defined below) (the "Shares") evidences that, for valuable consideration, receipt of which is hereby acknowledged, CFE INC., a Delaware corporation (the "Holder"), or registered assigns, is entitled to subscribe for and purchase from VERDANT BRANDS, INC., a Minnesota corporation (the "Company"), an aggregate number of up to 1,673,967 Shares (subject to adjustment as provided herein), representing an initial target percentage equal to 6% (the "Initial Target Percentage") of the fully diluted outstanding Shares including all issued Shares and Shares issuable in respect of this Warrant and other options or warrants to purchase, or securities convertible or exchangeable, for Shares as of any date of determination ("Fully Diluted Outstanding Shares"), at the price of one dollar and nineteen cents ($1.19) per share (subject to adjustment as provided herein, the "Exercise Price") all on the terms and conditions contained herein, provided, however, that in no event will the aggregate Exercise Price for all of the Shares covered by this Warrant exceed $1,992,020.73 whether as a result of any change in the par value of the Shares or other securities issued upon exercise of this Warrant, as a result of any change in the number of Shares purchasable as provided in this Warrant, or otherwise; provided, further, that such limitation of the aggregate Exercise Price shall not limit the number of Shares for which this Warrant may be exercised. As used herein, "Target Percentage" shall mean the Initial Target Percentage, as adjusted in accordance with the provisions of Section 1.2, Section 1.7, and Section 3.1 hereof.

1.   Exercise of Warrant.

     1.1 Conditions to Exercise. The purchase rights represented by this Warrant are exercisable, in whole or in part, at any time, and from time to time, on any day on which national banks are open for business in New York, New York (each a "Business Day") during the period commencing on the date hereof and ending at 5:00 p.m. on the later of (i) July 9, 2002 and (ii) the date of indefeasible payment (which shall not be deemed to mean that no such payment could arise prior to the expiration of a preference period under Section 547(b)(4)(A) of the Bankruptcy Code) in full of the "Term Loan" and termination of the "Term Loan Commitment" (as each such terms are defined in that certain Amended and Restated Credit Agreement (as from time to time amended, supplemented, extended, restated or otherwise modified, the "Credit Agreement") among the Company, Safer, Inc., Sureco, Inc., Consep, Inc., Richard Hunt Inc., Pacoast Inc., and Valley Green Center, Inc., the other Credit Parties signatory thereto and General Electric Capital Corporation, as Agent for the Lenders signatory thereto from time to time) ("Exercise Period"). This Warrant expires and may not be exercised after the Exercise Period.

     1.2 Method of Exercise: Payment, Issuance of New Warrant. The purchase right represented by this Warrant may be exercised at any time, and from time to time, during the Exercise Period, by the surrender of this Warrant (with the Notice of Exercise form attached hereto duly executed) at the principal office of the Company and by the payment to the Company by check in an amount equal to the Exercise Price multiplied by the number of Shares then being purchased. In the event of any exercise of the rights represented by this Warrant, the Company shall deliver to the Holder of this Warrant a certificate for the Shares or other confirmation evidencing the Shares so purchased within a reasonable time, but not later than twenty Business Days after exercise. This Warrant will be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as a shareholder of the Company as of the close of business on such date. Unless this Warrant has been fully exercised, a new Warrant representing the number of Shares with respect to which this Warrant has not then been exercised must also be issued to the Holder within such reasonable time, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder, subject, in either case, to the adjustment of the Target Percentage provided for in Section 1.7 below.

     1.3 Interest Fully Paid; Reservation of Interest. The Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof provided, however the Holder is responsible for any income taxes payable by the Holder with respect to the issuance or exercise of this Warrant. The Company will accept and utilize the Holder's determination of the fair market value of this Warrant and the transactions relating to this Warrant for federal income tax reporting and related purposes, and, upon the Holder's request, the Company will provide to the Holder evidence of the foregoing. During the Exercise Period, the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the rights represented by this Warrant.

     1.4 Payment of Taxes. All Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all liens, encumbrances, equities and claims. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder, and the Company shall reimburse the Holder therefor (other than for taxes attributable to the Company's or the Holder's net income, capital gains or personal property).

     1.5 Fractional Shares. The Company shall, if necessary, be required to issue a fractional Share upon exercise of this Warrant.

     1.6 Continued Validity. A holder of Shares issued upon the exercise of this Warrant, in whole or in part, including any transferee of such Shares (other than a holder who acquires such shares after the same have been publicly sold pursuant to a registration statement under the Securities Act of 1933 (as amended, the "1933 Act") or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 3, 4, 6, 9, 10, 11 and 12 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the Shares issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder (including any transferee of such holder) all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

     1.7 Adjustment of Target Percentage. In the event of any partial exercise of this Warrant, the Target Percentage set forth in the new Warrant issued by the Company to the Holder, or the old Warrant returned by the Company to the Holder with appropriate notation, representing the Shares issuable upon exercise of this Warrant that are not being purchased in such partial exercise (in either case, the "Balance Warrant") shall be adjusted so that the new Target Percentage equals the product of (x) the Target Percentage in effect under this Warrant at the time of exercise multiplied by (y) a fraction, the numerator of which is equal to the number of Shares still issuable upon exercise of the Balance Warrant and the denominator of which is equal to the total number of Shares issuable upon exercise of this Warrant immediately prior to such partial exercise.

2. Antidilution. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time upon the happening of the events and in the manner described in this
Section 2.

     2.1. Reclassification, Consolidation/Merger or Sale. If any capital reorganization or reclassification of the Shares, or consolidation or merger of the Company with another partnership, a corporation or any other entity, or the sale of all or substantially all of its assets to another entity is effected, the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets must assume each and every covenant and condition of this Warrant by written instrument executed and delivered to the Holder, and lawful and adequate provision (in form reasonably satisfactory to the Holder) must be made whereby the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and other property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Shares for which this Warrant is exercisable immediately prior to such event. In the case of any such merger, consolidation, reorganization or reclassification or sale of assets, appropriate provision must be made with respect to the rights and interests of the Holder to assure that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price and of the number of Shares purchasable and receivable upon the exercise of this Warrant) are thereafter applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The foregoing provisions of this Section 2.1 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

     2.2. Stock Dividends, Subdivisions and Combinations. In case the Company, subsequent to the issuance hereof: (a) issues Shares as a dividend or distribution on the Shares, (b) subdivides or reclassifies the outstanding Shares into a greater number of shares, or (c) combines or reclassifies its outstanding Shares into a smaller number of shares or otherwise effects a reverse split, then, (i) the number of Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Shares that a record holder of the same number of Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own and/or be entitled to receive after the happening of such event, and (ii) the Exercise Price shall be adjusted to equal the product of the Exercise Price immediately prior to the adjustment multiplied by a fraction equal to (A) the number of Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of Shares for which this Warrant is exercisable immediately after such adjustment. Such adjustment is made successively whenever any event listed in this Section 2.2 shall occur.

     2.3. Distribution of Property. In case the Company, subsequent to the issuance hereof, distributes to any holders of Capital Stock (defined below), any assets (excluding cash distributions), then upon the exercise of this Warrant, the Holder shall be entitled to receive and the Company shall pay to the Holder, an amount equal to the Target Percentage (in effect at the time of such distribution) of the value of the such assets so distributed. "Capital Stock" is defined as the Shares and other common stock or any other capital stock of the Company authorized from time to time, or any other shares, options, interests, participations, or other equivalents (however designated) of or in the Company, and all agreements, instruments, documents, and securities convertible, exercisable, or exchangeable, in whole or in part, into, or measured by the value of the Shares.

     2.4 Issuance of Additional Shares. (a) If the Company, subsequent to the issuance hereof, shall at any time issue or sell any additional Shares other than upon the exercise of this Warrant ("Additional Shares"), then (i) the number of Shares for which this Warrant is exercisable shall be adjusted to equal the sum of (A) the number of Shares for which this Warrant was exercisable immediately prior to such issue or sale and (B) the product obtained by multiplying the number of Additional Shares issued in such issuance by the Target Percentage then in effect, and (ii) the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction, the numerator of which shall be the number of Shares issuable upon exercise of this Warrant immediately prior to such issuance or sale and the denominator of which shall be the number of Shares issuable upon exercise of this Warrant immediately after such issuance or sale after the adjustment provided for in clause (i) above. Notwithstanding the foregoing, if the Company, subsequent to the issuance hereof, shall at any time issue or sell any Additional Shares solely for cash consideration per share greater than the higher of (i) the Exercise Price or (ii) the then current market price per share of the Shares, no adjustment shall be made pursuant to this Section 2.4(a).

     (b) The provisions of this Section 2.4 shall not apply to any portion of an issuance of Additional Shares for which an adjustment is provided under Section
2.2. No adjustment of the number of Shares for which this Warrant shall be exercisable or the Exercise Price shall be made upon the issuance of any Additional Shares which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any securities convertible into Shares ("Convertible Securities") to the extent appropriate adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 2.5 or Section 2.6.

     2.5 Issuance of Warrants or Other Rights. (a) If at any time the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the sur viving corporation) issue or sell, any warrants or other options or rights to subscribe for or purchase any Additional Shares or any Convertible Securities (other than, in the case of any options granted pursuant to any qualified incentive stock option plan of the Company ("Incentive Options") outstanding as of the date hereof to subscribe for or purchase any Shares, the replacement of any such Incentive Options upon the expiration (but not the exercise) thereof with Incentive Options to subscribe for or purchase not more than that number of Shares for which such replaced Incentive Options are exercisable (and, in any event, all replacement Incentive Options, collectively, shall not be exercisable for more than 1,922,531 Shares in the aggregate), which replacement Incentive Options have an exercise price of not less than the market price of the Shares for which such replacement Incentive Options are exercisable on the date of the issuance of such replacement Incentive Options), whether or not the rights to exchange or convert thereunder are immediately exercisable, then the number of Shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 2.4(a) on the basis that the maximum number of Additional Shares issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued in such issuance.

     (b) Following the application of the provisions of Section 2.5(a) to any issuance of warrants or other rights to purchase Additional Shares or Convertible Securities, no further (or initial, as the case may be) adjustments of the number of Shares for which this Warrant is exercisable or the Exercise Price shall be made pursuant to Section 2.5(a) upon the actual issue of Shares or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Shares upon such conversion or exchange of such Convertible Securities.

     2.6 Issuance of Convertible Securities. (a) If at any time the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, then the number of Shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 2.4(a) on the basis that the maximum number of Additional Shares necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued in such issuance.

     (b) No adjustment of the number of Shares for which this Warrant is exercisable or of the Exercise Price shall be made under Section 2.6(a) above upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor to the extent that appropriate adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 2.5. No further adjustments of the number of Shares for which this Warrant is exercisable or the Exercise Price shall be made under Section 2.4(a) above upon the actual issue of additional Shares upon conversion or exchange of any Convertible Securities with respect to which the provisions of Section 2.6(a) above have previously been applied.

     2.7 Superseding Adjustment. If, at any time after any adjustment of the number of Shares for which this Warrant is exercisable and in the Exercise Price shall have been made pursuant to Section 2.5(a) or Section 2.6(a) as the result of any issuance of warrants, rights or Convertible Securities, and thereafter such warrants or rights, or the right of conversion or exchange in such Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, then to the extent that this Warrant has not already been exercised, such previous adjustment shall be rescinded and annulled and the Additional Shares which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of treating the number of Additional Shares or other securities, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise, and a new adjustment pursuant to Section 2.5(a) or 2.6(a), as the case may be, of the number of Shares for which this Warrant is exercisable and of the Exercise Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled. In no event shall any adjustment under this Section 2.8 affect the validity of any Shares issued upon any exercise of this Warrant prior to such adjustment.

     2.8 When Adjustments to Be Made. The adjustments required by this Section 2 shall be made whenever and as often as any specified event requiring such an issuance or adjustment shall occur, provided, however, that notwithstanding any other provision of this Section 2 no adjustment shall be made to the number of Shares for which this Warrant is exercisable or to the Exercise Price if such adjustment represents less than 1% of the number of Shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of Shares to be so delivered. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. If the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     2.9 Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 2, such determination may be challenged in good faith by the Holder, and any dispute shall be resolved by an investment banking or appraisal firm of recognized national standing selected by the Company and acceptable to the Holder.

     2.10 Other Adjustments. In the case any event occurs as to which the preceding Sections 2.1 through 2.7 are not strictly applicable, but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrant in accordance with the essential intent and principles of this Warrant, then, in each such case, at the request of the Holder, the Company shall appoint an independent investment bank or firm of independent public accountants of recognized national standing, and acceptable to the Holder, which will give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Warrant, necessary to preserve the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly deliver a copy of such opinion to the Holder and will make the adjustments described in such opinion. The fees and expenses of such investment bank or independent public accountants will be borne by the Company.

     2.11 Notice of Specific Events. In case at any time:

     (a) the Company declares any distribution upon any of its Capital Stock or makes any special distribution to its shareholders;

     (b) the Company offers for subscription pro rata to its shareholders any additional equity interests or other rights;

     (c) there is a capital reorganization or reclassification of the equity of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another entity; or

     (d) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, the Company shall give the Holder (i) at least thirty days prior written notice of the date on which the books of the Company close or a record is taken for such distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least thirty days prior written notice of the date when the same will take place. Notice in accordance with the foregoing clause
(i) must also specify, in the case of any distribution or subscription rights, the date on which the shareholders are entitled to exchange their Shares for other securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     2.12 Notice of Adjustments. Whenever the number of Shares for which this Warrant is exercisable or the Exercise Price is adjusted pursuant to this
Section 2, the Company shall promptly as practicable prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, specifying the number of Shares for which this Warrant is exercisable and the Exercise Price after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder.

     2.13 Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction that, by reason of any adjustment hereunder, would cause the Exercise Price to be less than the par value (if any) per Share, unless the Company first reduces the par value of its Shares to be less than the Exercise Price that would result from such transaction.

3.   Transfers and Registration

     3.1. Transfers. Subject to the foregoing, this Warrant or the Shares for which this Warrant may be exercised may be transferred in whole or in part by the Holder to any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, company, institution, entity, party, or government (whether national, federal, state, county, city municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body, or department of any of the foregoing ("Person") provided that such transfer is (i) pursuant to an effective registration statement under the 1933 Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the 1933 Act or (iii) pursuant to a transaction that is otherwise exempt from the registration requirements of the 1933 Act; provided that in connection with a transfer under clause (iii) the Company may require that the transferor deliver an opinion of counsel

(who may be an employee of the transferor) to the effect set forth in clause
(iii), in form and content reasonably acceptable to the Company.

     3.2 Registration under the Securities Act of 1933.

     (a) Piggy-Back Registration Rights. If the Company proposes to file a registration statement under the 1933 Act, covering securities of the Company, whether for the Company's own account or for the account of selling security holders (other than a registration statement relating to an acquisition or merger or a registration statement on Form S-4 or S-8 or subsequent similar forms or pursuant to a registration under Section 3.2(b)), it shall advise the Holder and/or the holders of any Shares issuable or issued upon the exercise in whole or in part of this Warrant (the "Warrant Shares") (each such Holder or holder of Warrant Shares being referred to herein as a "holder") by written notice at least thirty (30) calendar days prior to the filing of such registration statement and will upon the request of any such holder given within fifteen (15) calendar days after the receipt of any such notice (which request shall include the number of Shares intended to be disposed of by such holder) use its best efforts to effect the registration under the Securities Act of all Warrant Shares that the Company has been requested to so register and to include in any such registration statement such information as may be required to permit a public offering of the Warrant Shares. The Company is not required to include such Warrant Shares in a registration statement relating to an offering of securities if the managing underwriter has advised the Company that the inclusion of such Warrant Shares should be limited due to market conditions, then the number of Shares determined by such underwriter to be the maximum number capable of being included in such registration shall be allocated as follows: (i) first, to the Shares (if any) sought to be included by the Company;
(ii) second, to the Shares sought to be included by the holders of the Warrant Shares pro rata to the numbers of Shares sought to be registered by each such holder; and (iii) last, to the Shares sought to be included by any other securities holders. The Company shall keep any such registration statement current for a period of nine months from the effective date of such registration statement or until such earlier date as all of the registered Warrant Shares have been sold. In connection with such registration, the holders will execute and deliver such customary underwriting documents as are requested by the managing underwriter as a condition to the inclusion of the Warrant Shares in the registration statement, provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder who made a request as above provided and thereupon the Company shall be relieved of its obligation to register any such securities.

     (b) Demand Registration Rights. If, at any time, the holders of at least a majority of the Warrant Shares gives notice (a "Demand Notice") to the Company that such holders contemplate the transfer of their Warrant Shares under circumstances that a public offering is required, then the Company shall, as soon as practical, but not later than sixty days from the date of receipt of such notice, use its best efforts (i) to file a registration statement with the Securities and Exchange Commission (along with any successor federal agency having similar powers, the "Commission") to the end that such Warrant Shares may be sold under the 1933 Act as promptly as practical thereafter (such filing a "Demand Registration") and (ii) to cause such registration statement to become effective as promptly as practicable thereafter; provided, however, that (a) no Demand Registration is required if the Company exercises its rights pursuant to Section 4.1 to repurchase the Warrant or Warrant Shares, as the case may be, within sixty days of the Demand Notice, and (b) the Company shall not be obligated to effect more than one registration pursuant to this Section 3.2(b) in any twelve month period. The Company has the right to defer the filing of any such registration statement or any amendment to such registration statement (a) in order to enable the Company to prepare necessary financial statements for inclusion in such registration statement, including any financial statements of any corporation or other entity which has been or is expected to be acquired, (b) in order that the Company not be required to disclose material nonpublic information, provided that delays of the type referred to in this clause (b) do not exceed ninety days in the aggregate with respect to any single registration statement, or (c) in order that a filing not be made earlier than two hundred seventy days after the effective date of any other registration statement filed by the Company. If the Company is able to register the holder's Warrant Shares on a Form S-3, or subsequent similar form, in a manner which does not require inclusion in any information concerning the Company other than to incorporate by reference its filing under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the period referred to in clause (c) is one hundred thirty-five days. It is a condition to the Company's obligations to file a registration statement pursuant to this Section 3.2 and Section 3.3 of this Warrant that the holders of this Warrant and any Warrant Shares provide the Company with such information as the Company may request concerning the sellers and their plan of distribution. The Company shall use its best efforts to keep any registration statement filed pursuant to this Section 3.3 current and effective until the earlier of (i) nine months from the effective date of the registration statement or (ii) such date as all holders demanding registration shall have sold all the registered shares or shall have advised the Company that they no longer desire to sell such shares pursuant to such registration statement. The holders of the Warrant Shares are entitled to an unlimited number of demand registration rights pursuant to this
Section 3.2.

     3.3. Additional Provisions Concerning Registration. The following provisions of this Section 3.3 are also applicable to any registration statement filed pursuant to Section 3.2 or 3.3 of this Warrant:

     (a) The Company shall bear the entire cost and expense of any registration of securities initiated under Section 3 of this Warrant. Notwithstanding the foregoing, any holder whose Warrant Shares are included in any such registration statement pursuant to this Section 3 shall, however, bear the fees of its own counsel and accountants and any transfer taxes or underwriting discounts or commissions applicable to the Warrant Shares sold by the holder pursuant thereto.

     (b) The Company shall indemnify and hold harmless each such holder and each underwriter, within the meaning of the 1933 Act, who may purchase from or sell for any such holder any Warrant Shares from and against any and all losses, claims, damages and liabilities (including fees and expenses of counsel, which counsel may, if the holders request, be separate from counsel for the Company) caused by any untrue statement or alleged untrue statement of material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the 1933 Act or any prospectus included therein required to be filed or furnished by reason of this Section 3 or any application or other filing under any state securities law caused by any omission or alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which such holder or any such underwriter or any of them may become subject under the 1933 Act or other Federal or state statutory law or regulation, at common law or otherwise (collectively referred to herein as, the "Act"), except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company by any such holder or underwriter expressly for use therein, which indemnification includes each person, if any, who controls any such underwriter within the meaning of each such Act.

     (c) The Company shall use its best efforts to qualify the Warrant Shares for sale in such states as it is otherwise qualifying its securities for sale, or in respect of a Demand Registration, in such states as are reasonably requested by the applicable holder. However, in no event is the Company required to submit to the jurisdiction of any state other than for the limited consent of service of process relating to the offering or subject itself to taxation in any such jurisdiction. The Company shall also provide each holder with a reasonable number of prospectuses upon request.

     (d) Neither the giving of any notice by any holder nor the making of any request for prospectuses imposes any obligation upon any holder making such request to sell any Warrant Shares or exercise this Warrant but only if such holder elects, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such Warrant Shares, and if no such election shall be timely so filed, then such holder shall sell such shares in such registration on the same terms and conditions as apply to the Company and, if the Warrant with respect to such Warrant Shares requested to be so registered has not been exercised, shall exercise same prior to the effective date of such registration statement; provided that with respect to any notice given pursuant to Section 3.2(b) only, any holder electing not to register its Warrant Shares shall pay for all reasonable expenses incurred by the Company in connection with the filing of such registration statement if such holder elects not to register such Warrant Shares.

     (e) The Company is not required to include in any registration statement any Warrant Shares which could, pursuant to the provisions of Rule 144 of the Securities and Exchange Commission under the 1933 Act, be sold during a period of four months following the date on which registration of such Warrant Shares was requested.

     (f) The Company's agreements with respect to this Warrant or the Warrant Shares in this Section 3 continue in effect regardless of the exercise and surrender of this Warrant.

     3.4. Listing Rights. If the Company at any time lists any securities of the same class as those issuable on the exercise of this Warrant on any national securities exchange, the Company will, at its expense, simultaneously list on that exchange, an official notice of issuance upon the exercise of this Warrant, and maintain such listing of, all Warrant Shares or other securities from time to time issuable upon the exercise of this Warrant.

     3.5. Contribution. If the indemnification provided for in this Section 3 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

4.   Repurchase Rights.

     4.1. Put Option.

     (a) With respect to the Shares representing the Warrant Shares (as defined herein) and only in the event the Company fails to have or fails to be qualified to have any securities of the same class as those issuable upon the exercise of this Warrant listed on any national securities exchange, (i) upon the occurrence of any Change of Control (as such term is defined in the Credit Agreement), (ii) if the Company voluntary repays all or a material portion of the Loans (as defined in the Credit Agreement) from sources other than earnings of the Company, (iii) if an Event of Default (as defined in the Credit Agreement) occurs, (iv) upon the merger or consolidation of the Company where the Company is not the surviving corporation, or (v) upon the sale of all or substantially all of the Company's assets, then, in any such event, any Holder, is entitled to require the Company to repurchase all or a portion of its the Warrant Shares at a price equal to the Current Market Value of the Warrant Shares (the "Put Price").

     (b) In any event, at any time after the first anniversary date hereof the Holder may require the Company to up to purchase 100% of its Warrant Shares at the Put Price in the event the Company fails to have or fails to be qualified to have any securities of the same class as those issuable upon the exercise of this Warrant listed on any national securities exchange.

     (c) In order to exercise this put option the Holder must give the Company prior written notice. Such written notice of its intent to exercise its put option must be given not less than thirty days prior to the intended date in the case of subsection (b). If any event described in clause (a) above occurs, the Company shall use its best efforts to give Holder 30 days prior written notice thereof (and in any event shall give Holder such notice) and Holder shall use its best efforts to notify the Company within 20 days thereafter if it intends to exercise the put option as a result of the occurrence of such event. Upon delivery of a put notice, the Put Price shall be determined as provided in
Section 4.2 below as of the date of delivery of the put notice. Within fifteen days following the determination of the Put Price, the Company shall purchase and the Holder shall sell, the Warrant Shares which are the subject of the put notice.

     (d) In the event that the Company defaults in its obligation to purchase all or any portion of the Warrant Shares upon exercise of a put option and such default continues for more than 120 days, the Company will deliver to the Holder an additional warrant with terms and conditions identical to this Warrant (except for the number of Shares into which it is exercisable and the related "Target Percentage") to purchase a number of Shares equal to 5% of the number of Shares into which this Warrant is exercisable. For every additional 120 consecutive days during which such default continues to exist, the Company will deliver to the Holder another additional warrant in an amount equal to 5% of the total number of Shares into which this Warrant and all other warrants then held by such Holder and issued by the Company are exercisable. This grant shall be in addition to any other rights or remedies of the applicable Holder granted herein or by law.

     4.2. Current Market Value. For the purpose of calculating the price for the exercise of the repurchase rights described in Section 4.1, the "Current Market Value" of a Share is deemed to be equal to the highest of (i) a pro rata share of the Company's book value, (ii) a pro rata share of the appraised value of the Company, or (iii) if there shall then be a public market for the Warrant Shares, the current market price of the Warrant Shares, in each case determined without discount for any illiquidity, minority interest, call option or otherwise. Current Market Value of Shares (and the Warrant Shares) will be determined on a fully diluted basis assuming the exercise of all outstanding options and warrants which at the time of valuation are exercisable. The appraised value of the Company will be determined by an investment banking firm or appraiser mutually acceptable to the Holder and Company. The cost of the investment banking firms and/or appraisers shall be shared equally by the Holder and the Company. The appraised value of the Company shall be determined on the basis of the sale of the Company as a going business in an arms length transaction between a willing buyer and a willing seller, neither of which is acting under compulsion. If there shall then be a public market for the Shares, the Current Market Value shall be an amount equal to the product of (i) the average of the daily market prices for each of the five (5) consecutive Business Days immediately preceding such date multiplied by (ii) all of the issued and outstanding Shares at such time. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal exchange on which such Shares are then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any exchange, or (iii) if the Shares are not then listed or admitted to trading on any exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, (A) as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., or (B) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (C) if there is no such firm, as furnished by any member of the NASD selected mutually by Holder and the Company.

     5. No Impairment

     The Company shall not by any action including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, compensation arrangements or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value (if any) of any Shares receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the exercise of this Warrant, free and clear of all liens, encumbrances, equities and claims, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to such Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

     6. Supplying Information

     The Company shall cooperate with each Holder and each holder of Warrant Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the 1933 Act for the sale of any Warrant Shares. The Company shall use its best efforts to at all times make public information available so as to afford the holders of the Warrants and the Warrant Shares the benefits of Rule 144 of the Commission in connection with resales.

     7. Loss or Mutilation

     Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written agreement of Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

     8. Office of the Company

     As long as the Warrant (or any portion thereof) remains outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company, where the Warrant may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such office shall initially be the principal office of the Company as set forth in Section 11.2 hereof and, thereafter, such office shall be the office of the Company or of an agency designated by the Company in a notice delivered to the registered holders of all Warrant.

     9. Financial and Business Information

     The Company will deliver to the Holder of the Warrant or a holder of Warrant Shares (other than a holder who acquires such Warrant Shares after the same have been publicly sold pursuant to a registration statement under the 1933 Act or acquires such Warrant Shares in a transaction pursuant to Rule 144) one copy of each of the following items:

     (a) as soon as available, and in any event within forty-five (45) days after the end of each quarterly period (other than the last quarterly period) in each financial year unaudited interim consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such period and the related consolidated (and, as to statements of income and changes in financial positions, consolidating) statements of income cash flow, stockholders equity and changes in financial position of the Company and its Subsidiaries as at the end of and for such period and for that part of the fiscal year ending with such quarterly period, setting forth in each case in comparative form the corresponding figures for and as at the end of the corresponding period of the preceding fiscal year, all in reasonable detail and certified by a principal financial officer of the Company, as prepared in accordance with generally accepted accounting principles consistently applied (subject to year and adjustments and the absence of footnotes), and fairly presenting the consolidated and (where applicable) consolidating financial position and results of operations of the Company and its Subsidiaries for such periods together with unaudited consolidating schedules.

     (b) within 90 days after the end of each fiscal year of the Company, consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidated (and, as to statements of income and changes in financial position, consolidating) statements of income, stockholders' equity and changes in financial position of the

Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the consolidated and (where applicable) consolidating figures for the previous fiscal year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by a report thereon of independent public accountants of recognized national standing selected by the Company, which report shall state that such consolidated financial statements present fairly the financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise specified in such report) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and (ii) in the case of such consolidating financial statements, certified by a principal financial officer of the Company as presenting fairly, in accordance with generally accepted accounting principles applied (except as specifically set forth therein) on a basis consistent with such prior fiscal periods, the information contained therein;

     (c) promptly upon receipt thereof, copies of all final reports submitted to the Company by independent public accountants in connection with each annual, interim or special audit of the books of the Company or any of its Subsidiaries made by such accountants, including, without limitation, the comment letter submitted by such accountants to management in connection with their annual audit;

     (d) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its public security holders or by any Subsidiary of the Company to security holders of such Subsidiary other than the Company or another Subsidiary of the Company, of all regular and periodic reports and all registration statements and prospectuses filed by the Company or any Subsidiary of the Company with any exchange commission or any governmental authority succeeding to any of its functions, and of all press releases and other statements made available generally by the Company or any Subsidiary of the Company to the public concerning material developments in the business of the Company or any of its Subsidiaries;

     (e) within ten (10) days after the filing of any amendment to the charter of the Company, a copy thereof and any related statements of classification and certificates relating to any equity security of the Company; and

     (f) with reasonable promptness, such other information relating to the affairs of the Company or management as any such holder may, from time to time, reasonably request.

     10. Restrictions and Limitations on Corporate Action. At any and all times that the Holder holds this Warrant or any Warrant Shares, in addition to any rights provided by law, the Company shall not, and shall not permit any subsidiary, without the written consent of the Holder, which consent will not be unreasonably withheld, to merge or consolidate with or into another corporation (other than the Company or any wholly-owned subsidiary of the Company) (wholly-owned subsidiary shall mean any corporation or trust of which the Company directly or indirectly owns at the time all of the outstanding equity securities and a subsidiary shall mean any corporation or trust, other than a wholly-owned subsidiary, of which the Company directly or indirectly owns at the time a majority of the outstanding voting securities), liquidate, wind up or dissolve, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or a series of transactions) all, or substantially all, of its assets, including intellectual property.

     11. Miscellaneous.

     11.1 Governing Law. This Warrant shall be construed and interpreted in accordance with and is governed in all respects by the laws of the State of Illinois applicable to agreements executed and to be performed wholly within such State.

     11.2. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other party, or whenever either of the parties desires to give or serve upon the other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 11.2), (iii) one (1) business day after deposit with a reputable overnight courier with all charges prepaid or (iv) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than the Company or the Holder) designated below to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

            (a)  If to the Holder, at:

                 CFE Inc.
                 c/o General Electric Capital Corporation - Commercial Finance 201 High Ridge Road
                 Stamford, Connecticut 06927-5100
                 Attention: Corporate Counsel
                 Telecopier No.: (203) 316-7889
                 Telephone No.: (203) 316-7552

                 with a copy to:

                 General Electric Capital Corporation - Commercial Finance 10 South LaSalle Street

                 Chicago, Illinois 60603-1002
                 Attention: Verdant Relationship Manager
                 Telecopier No.: (312) 419-5531
                 Telephone No.:  (312) 419-0985

            (b)  If to the Company, at:

                 Verdant Brands, Inc.
                 9555 James Avenue South
                 Suite 200
                 Bloomington, Minnesota  55431
                 Attention: Mark G. Eisenschenk
                 Telecopier No.: (612) 887-1300
                 Telephone No.: (612) 703-3332

                 with a copy to:

                 Dorsey & Whitney
                 Pillsbury Center South
                 220 South Sixth Street
                 Minneapolis, Minnesota  55402
                 Attention: David L. McCuskey
                 Telecopier No.: (612) 340-2643
                 Telephone No.: (612) 340-2834

     12.3 Offerees; Blue-Sky Laws. Schedule A attached hereto lists all outstanding warrants and options as of the date hereof. Neither the Company nor anyone acting on its behalf has in the past or will hereafter sell, offer for sale or solicit offers to buy any of such securities so as to bring the offer, issuance or sale of the Warrants within the registration requirements set forth in Section 5 of the 1933 Act. The Company has complied and will comply with all applicable state "blue-sky" or securities laws in connection with the issuance and sale of Warrants and the Warrant Shares.

     12.4 Registration Rights. The Company has no obligation to register under the 1933 Act any of its presently outstanding securities or any securities that it may hereafter issue.

     12.5 Subsequent Registration Rights. From and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such rights are subordinate to the registration rights of the Holder.

                            [signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer duly authorized as of July __, 1999.


                                    VERDANT BRANDS, INC.

                                    By:
                                           ---------------------------------
                                    Title: Executive Vice President,
                                           Secretary and Treasurer

                               NOTICE OF EXERCISE
                               ------------------

TO:
     -------------------------------

     1. The undersigned hereby elects to purchase ________ shares of Common Stock, $.01 par value, of _______________________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, in the amount of $______________.

     2. Please issue a certificate or other confirmation of the shares of common stock in the name of the undersigned or in such other name as is specified below:

     ---------------------------------------------
                        (Name)

     ---------------------------------------------

     ---------------------------------------------

     3. The undersigned represents that the aforesaid shares of common stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares of common stock.



---------------------------------
Date